Exhibit 10.1

AMENDMENT NO. 2 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 8th day of March, 2013, by and between MINDSPEED TECHNOLOGIES, INC., a Delaware corporation (“Borrower”) and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Loan and Security Agreement dated as of February 6, 2012 (as has been and may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.	AMENDMENTS TO LOAN AGREEMENT.

1.1 Section 6.7 (Financial Covenants). Section 6.7(b) (Adjusted EBITDA) of the Loan Agreement is hereby amended by (a) changing the required Adjusted EBITDA for Borrower’s third fiscal quarter of 2013 from “$4,000,000” to “$1,500,000” and (b) deleting the entire line for the measuring period of Borrower’s fourth fiscal quarter of 2013.

1.2 Section 6.7 (Financial Covenants). Section 6.7(c) (Fixed Charge Coverage Ratio) of the Loan Agreement is hereby amended to read in its entirety as follows:

“A Fixed Charge Coverage Ratio of not less than (i) 1.10 to 1.00 for Borrower’s fourth fiscal quarter of 2013 and each of the first, second and third fiscal quarters of 2014, and (ii) 1.25 to 1.00 for each of Borrower’s fiscal quarters thereafter.”

1.3 Section 6.7 (Financial Covenants). The last paragraph of Section 6.7 to the Loan Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, if, as of the last day of any fiscal quarter, Borrower maintains (I) a Liquidity Ratio of at least 1.40 to 1.00, and (II) a balance of unrestricted cash and Cash Equivalents at Bank plus cash and Cash Equivalents subject to a Control Agreement greater than (i) Twenty Million Dollars ($20,000,000) plus (ii) beginning on March 31, 2013, the outstanding principal amount of the Existing Convertible Notes, if any, the covenants set forth in Sections 6.7(b) and 6.7(c) above shall not be applicable for such fiscal quarter.”

1.4 Form of Compliance Certificate. The form of Compliance Certificate contained on Exhibit F to the Loan Agreement is hereby amended and restated in its entirety to the form of Exhibit F to this Amendment.

2. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

3. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

3.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

3.3 The organizational documents of Borrower delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

3.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

3.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material agreement binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

3.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made or except for any filing, recording, or registration required by the Securities Exchange Act of 1934; and

3.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank, and each Guarantor shall have duly executed and delivered its Reaffirmation of Guaranty to Bank;

4.2 Payment of Amendment Fee. Borrower shall have paid to Bank an amendment fee in the amount of $25,000; and

4.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred and invoiced through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

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BORROWER:	MINDSPEED TECHNOLOGIES, INC.,
a Delaware corporation

	By	/s/ Stephen N. Ananias
	Name:	Stephen N. Ananias
	Title:	Chief Financial Officer

BANK:	SILICON VALLEY BANK

	By	/s/ Raj Morey
	Name:	Raj Morey
	Title:	Relationship Manager

EXHIBIT F

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: MINDSPEED TECHNOLOGIES, INC.

The undersigned authorized officer of MINDSPEED TECHNOLOGIES, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”): (1) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited)	FYE within 120 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate A/R & A/P Agings and Deferred Revenue Schedule	Monthly within 30 days	Yes No
Annual Board Approved Projections	FYE within 45 days	Yes No

Financial Covenant	Required	Actual		Complies
Maintain on a Quarterly Basis (unless otherwise noted):
Minimum Liquidity Ratio	1.25:1.0		:1.0	Yes No
Minimum Adjusted EBITDA**	See Schedule	$		Yes No
Minimum Fixed Charge Coverage Ratio**	*	$		Yes No
Minimum Cash and Cash Equivalents at Bank and/or subject to a Control Agreement	***	$		Yes No

*	not less than (i) 1.10 to 1.00 for Borrower’s fourth fiscal quarter of 2013 and each of the first, second and third fiscal quarters of 2014, and (ii) 1.25 to 1.00 for each of Borrower’s fiscal quarters thereafter.

**	not applicable for any fiscal quarter if, as of the last day of any fiscal quarter, Borrower maintains (I) a Liquidity Ratio of at least 1.40 to 1.00, and (II) a balance of unrestricted cash and Cash Equivalents at Bank plus cash and Cash Equivalents subject to a Control Agreement greater than (i) Twenty Million Dollars ($20,000,000) plus (ii) beginning on March 31, 2013, the outstanding principal amount of the Existing Convertible Notes, if any.

***	(i) Fifteen Million Dollars ($15,000,000) plus (ii) beginning on March 31, 2013, the outstanding principal amount of the Existing Convertible Notes, if any.

Performance Pricing		Applies

Liquidity Ratio < 1.35 to 1.00	LIBOR + 3.75%, Base Rate + 1.75%, Unused Fee 0.50%	Yes No

Liquidity Ratio ≥ 1.35 to 1.00 but ≤ 1.50 to 1.00	LIBOR + 3.50%, Base Rate + 1.50%, Unused Fee 0.375%	Yes No

Liquidity Ratio > 1.50 to 1.00	LIBOR + 3.25%, Base Rate + 1.25%, Unused Fee 0.25%	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

MINDSPEED TECHNOLOGIES, INC.	BANK USE ONLY

Received by:
AUTHORIZED SIGNER
By:	Date:
Name:	Verified:
Title:		AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Liquidity Ratio (Section 6.7(a))

Required: 1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower and Guarantors	$

B.	Aggregate value of the net billed accounts receivable of Borrower and Guarantors	$

C.	Beginning on March 31, 2013, the outstanding principal amount of the Existing Convertible Notes	$

D.	Liquidity (the sum of lines A through C)	$

E.	Aggregate value of all Indebtedness owing from Borrower to Bank	$

F.	Liquidity Ratio (line D divided by line E)

Is line F equal to or greater than 1.25:1:00?

No, not in compliance	Yes, in compliance

II.	Adjusted EBITDA (Section 6.7(b))

Required:

Measuring Period	Adjusted EBITDA
Borrower’s third fiscal quarter of 2012	($3,000,000)
Borrower’s fourth fiscal quarter of 2012	($500,000)
Borrower’s first fiscal quarter of 2013	$1,500,000
Borrower’s second fiscal quarter of 2013	$1,500,000
Borrower’s third fiscal quarter of 2013	$1,500,000

Actual:

A.	Net Income	$
B.	Interest Expense	$
C.	to the extent deducted in the calculation of Net Income, Depreciation expense	$
D.	to the extent deducted in the calculation of Net Income, Amortization expense	$
E	Income Tax Expense	$
F.	Other non-cash charges including but not limited to stock based compensation	$
G.	non-recurring charges incurred through the third fiscal quarter of 2013 (which shall include transaction fees related to the Acquisition, sign on bonuses, transitional employee expenses, redundant contractual commitments and severance payment), which non-recurring charges shall be capped at Five Million Five Hundred Thousand Dollars ($5,500,000) in the aggregate	$
H.	non-recurring charges incurred in connection with any Permitted Acquisition approved by Bank in its sole discretion	$
I.	unusual, non-recurring or other extraordinary charges or expenses approved by Bank in its sole discretion	$
J.	pro forma cost savings and synergies approved by Bank in its sole discretion	$
K	to the extent covered by insurance proceeds, losses in connection with casualty events approved by Bank in its sole discretion	$
L.	Adjusted EBITDA (Line A plus Line B plus Line C plus Line D plus Line E plus Line F plus Line G plus line H plus Line I plus Line J plus Line K)	$

Is line L greater than or the equal to the amount required above?

No, not in compliance	Yes, in compliance

III.	Fixed Charge Coverage Ratio (Section 6.7(c))

Required: not less than (i) 1.10 to 1.00 for Borrower’s fourth fiscal quarter of 2013 and each of the first, second and third fiscal quarters of 2014, and (ii) 1.25 to 1.00 for each of Borrower’s fiscal quarters thereafter.

Actual:

A.	Adjusted EBITDA (value of line II.L above)	$

B.	Cash Taxes Paid	$

C.	IP Expenditures	$

D.	Capitalized Expenditures	$

E.	Interest expense	$

F.	Scheduled Principal Payments on all Indebtedness	$

G.	Fixed Charge Coverage Ratio: (Line A minus lines B, C and D all divided by Line E plus line F)	: 1.00

Is line G equal to or greater than the amount required above?

No, not in compliance	Yes, in compliance

REAFFIRMATION OF GUARANTY

This REAFFIRMATION OF GUARANTY is entered into as of March 8, 2013, by the undersigned signatories hereto (the “Guarantors”) in favor of SILICON VALLEY BANK, (“Bank”).

WHEREAS,	Guarantors executed and delivered to Administrative Agent the US Secured Guaranty Documents and UK Secured Guaranty Documents, as applicable (the “Guaranty Documents”), with respect to the obligations of Mindspeed Technologies, Inc. (“Borrower”) under that certain Loan Agreement dated as of February 6, 2012, by Borrower and Bank (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS,	Borrower and Bank have now agreed to amend the Loan Agreement as described more fully in that certain Amendment No. 2 to Loan Agreement dated as of the date hereof (the “Amendment”).

NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, Guarantors hereby agree as follows:

1.	Reaffirmation of Guaranty. Guarantors jointly and severally hereby ratify and reaffirm their own and each other’s obligations under the Guaranty Documents to which it is a party and agree that nothing contained in the Amendment shall impair Guarantors’ obligations under the Guaranty Documents or Bank’s rights under the Guaranty Documents.

2.	Continuing Effect and Absence of Defenses. Each Guarantor acknowledges that the Guaranty Documents to which it is a party are still in full force and effect and that no Guarantor has any defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty Documents. Each Guarantor waives any and all defenses to enforcement of the Guaranty Documents that might otherwise be available as a result of the Amendment.

3.	Organizational Documents. The organizational documents of each Guarantor delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect

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IN WITNESS WHEREOF, the parties hereto have cause this Reaffirmation of Guarantee to be executed as of the date first noted above.

PICOCHIP, LLC

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	President & Treasurer

MAKER COMMUNICATIONS, INC.

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	President & Treasurer

MINDSPEED DEVELOPMENT SUB, INC.

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	Treasurer & Assistant Secretary

MINDSPEED TECHNOLOGIES, LLC

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	Sole Manager

PICOCHIP LIMITED

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	Director

PLATINUM ACQUISITION (UK) LIMITED

By	/s/ Stephen N. Ananias
Name:	Stephen N. Ananias
Title:	Director